Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

of

YRC Worldwide Inc.

Pursuant to the Offer to Purchase Using $100,000,000 of Cash

5.0% Contingent Convertible Senior Notes due 2023

(CUSIP No. 985509 AN 8)

5.0% Net Share Settled Contingent Convertible Senior Notes due 2023

(CUSIP No. 985577 AA 3)

3.375% Contingent Convertible Senior Notes due 2023

(CUSIP No. 985509 AQ 1)

3.375% Net Share Settled Contingent Convertible Senior Notes due 2023

(CUSIP No. 985577 AB 1)

and

8 1/2% Guaranteed Notes due April 15, 2010

(CUSIP No. 916906 AB 6)

THE TENDER OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON DECEMBER 23, 2008, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED OR EARLIER TERMINATED, THE “EXPIRATION DATE”).

The Depositary for the Tender Offer is:

Global Bondholder Services Corporation

By facsimile:

(For Eligible Institutions only):

(212) 430 3775

Confirmation:

(212) 430-3774

By Mail:	By Overnight Courier	By Hand:
65 Broadway – Suite 723	65 Broadway – Suite 723	65 Broadway – Suite 723
New York, New York 10006	New York, New York 10006	New York, New York 10006

DELIVERY OF THIS LETTER OF TRANSMITTAL (THE “LETTER OF TRANSMITTAL”) TO AN ADDRESS OTHER THAN AS SET FORTH ON THE FIRST PAGE OF THIS LETTER OF TRANSMITTAL, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ON THE FIRST PAGE OF THIS LETTER OF TRANSMITTAL, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY AND IN THEIR ENTIRETY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offer to Purchase, dated November 25, 2008 (the “Offer to Purchase”).

This Letter of Transmittal is to be used by holders (each, a “Holder,” and collectively, the “Holders”) of Notes if certificates representing Notes are to be physically delivered to the Depositary, in which case such certificates must be delivered by the Holders of Notes together with this Letter of Transmittal. This Letter of Transmittal also is being supplied only for informational purposes to persons who hold Notes in book-entry form through the facilities of DTC. Tender of the Notes held through DTC must be made pursuant to the procedures described under “Procedures for Tendering Notes—Tender of Notes Held Through DTC” in the Offer to Purchase.

Holders of Notes who are tendering by book-entry transfer to the Depositary’s account at DTC must tender Notes through ATOP. DTC Participants that are accepting the Tender Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary’s account at DTC. DTC will then send an Agent’s Message to the Depositary for its acceptance. Delivery of the Agent’s Message by DTC means that DTC has received an express acknowledgment from each DTC Participant tendering through ATOP that such DTC Participant has received this Letter of Transmittal and agrees to be bound by the terms of this Letter of Transmittal and that the Company may enforce such agreement against such DTC Participant.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE APPLICABLE PURCHASE PRICE, PLUS ACCRUED INTEREST, AS SET FORTH IN THE OFFER TO PURCHASE, MUST VALIDLY TENDER AND NOT VALIDLY WITHDRAW THEIR NOTES ON OR PRIOR TO THE EXPIRATION DATE.

In the event that the Tender Offer is terminated, withdrawn or otherwise not completed, the Purchase Price, plus Accrued Interest, will not be paid nor will it become payable and any tendered Notes will be promptly returned to the tendering Holders.

The Tender Offer is made upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Transmittal. Holders should carefully read in its entirety the information set forth therein and herein.

THIS LETTER OF TRANSMITTAL DOES NOT CONSTITUTE AN OFFER TO PURCHASE IN ANY JURISDICTION IN WHICH, OR TO OR FROM ANY PERSON TO OR FROM WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER UNDER APPLICABLE SECURITIES OR “BLUE SKY” LAWS. THE DELIVERY OF THIS LETTER OF TRANSMITTAL SHALL NOT UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH HEREIN OR IN ANY ATTACHMENTS HERETO OR IN THE AFFAIRS OF THE COMPANY OR ANY OF ITS SUBSIDIARIES OR AFFILIATES SINCE THE DATE HEREOF. EXCEPT AS REQUIRED BY APPLICABLE LAW, THE COMPANY DISCLAIMS ANY OBLIGATION TO UPDATE OR REVISE ANY INFORMATION CONTAINED IN THIS LETTER OF TRANSMITTAL.

TENDER OF NOTES

List below the Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts at maturity on a separately executed schedule and affix the schedule to this Letter of Transmittal. See Instruction 9. Tender of the Notes will be accepted only in principal amounts of $1,000 or integral multiples thereof. This form need not be completed by Holders tendering Notes by ATOP.

DESCRIPTION OF THE NOTES

Name(s) and Address(es) of Holders(s) (Please fill in if blank)	Notes Tendered (Attach additional list(s) if necessary)
	Series	CUSIP No.	Certificate Numbers	Aggregate Principal Amount Represented	Principal Amount Tendered*

Total Principal Amount Tendered:

*	Unless otherwise indicated in the column labeled “Principal Amount Tendered” and subject to the terms and conditions of the Offer to Purchase, the entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered. See Instruction 2.

The names and addresses of the Holders should be printed above exactly as they appear on the certificates representing the Notes tendered hereby. The Notes and the principal amount of the Notes that the undersigned Holder wishes to tender should be indicated in the appropriate boxes.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to YRC Worldwide Inc., a Delaware corporation (the “Company”), the aggregate principal amount of Notes indicated in this Letter of Transmittal upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase, dated November 25, 2008 (the “Offer to Purchase”), receipt of which is hereby acknowledged.

Subject to, and effective upon, acceptance for payment of, and payment for, Notes tendered herewith in accordance with the terms of the Offer to Purchase (including, if the Tender Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby: (a) irrevocably sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all Notes that are being tendered hereby; (b) waives any and all rights with respect to the Notes (including any existing or past defaults and their consequences in respect of the Notes and the respective Indentures under which the Notes were issued); (c) releases and discharges the Company and its subsidiaries from any and all claims such Holder may have now, or may have in the future arising out of, or related to, the Notes, including any claims that such Holder is entitled to receive additional payments with respect to the Notes or to participate in any redemption or defeasance of the Notes; and (d) irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of such Holder with respect to any such tendered Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) deliver certificates representing such Notes, or transfer ownership of such Notes on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company, (ii) present such Notes for transfer on the relevant security register, and (iii) receive all benefits or otherwise exercise all rights of beneficial ownership of such Notes (except that the Depositary will have no rights to, or control over, funds from the Company, except as agent for the tendering Holders, for the Purchase Price for any tendered Notes that are accepted for payment by the Company), all in accordance with the terms of the Offer to Purchase.

The undersigned understands that Notes tendered on or prior to the Expiration Date may be withdrawn by written notice of withdrawal (or a properly transmitted “Request Message” through ATOP) received by the Depositary at any time on or prior to the Expiration Date, but not thereafter. In the event of a termination of the Tender Offer, Notes tendered pursuant to the Tender Offer will be returned to the tendering Holder promptly.

A Holder who validly withdraws previously tendered Notes will not receive the applicable Purchase Price, plus Accrued Interest, unless such Notes are retendered in accordance with the procedures and deadlines described in the Offer to Purchase.

The undersigned hereby represents and warrants that the undersigned (i) owns the Notes tendered and is entitled to tender such Notes and (ii) has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and that, when the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal and legal representatives, administrators, trustees in bankruptcy, successors and assigns of the undersigned.

The undersigned understands that tender of the Notes pursuant to any of the procedures described under the caption “Procedures for Tendering Notes” in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions set forth in the Offer to Purchase, including the Company’s right to amend such terms and conditions.

For purposes of the Tender Offer, the undersigned understands that the Company will be deemed to have accepted for payment validly tendered Notes (or defectively tendered Notes with respect to which the Company has waived such defect or defects) only when the Company gives oral or written notice thereof to the Depositary. Payment for Notes accepted for payment pursuant to the Offer to Purchase will be made by deposit with the Depositary or pursuant to the Depositary’s instructions. The Depositary will act as agent for the tendering Holders for the purpose of receiving and coordinating payments from the Company and transmitting and coordinating payment to such Holders.

The undersigned understands that the delivery and surrender of Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of transfer and authenticity and any other required documents in a form satisfactory to the Company.

The undersigned hereby recognizes and acknowledges that: (i) all questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of Notes will be resolved by the Company, whose determination will be final and binding; (ii) the

Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance, withdrawal or revocation of which may, in the opinion of counsel for the Company, be unlawful; (iii) the Company reserves the absolute right to waive any condition to the Tender Offer and any irregularities or conditions of tender as to particular Notes; (iv) the Company’s interpretation of the terms and conditions of the Offer to Purchase (including the instructions in this Letter of Transmittal) will be final and binding; (v) unless waived, any irregularities in connection with tenders of Notes must be cured within such time as the Company shall determine; (vi) the Company and the Depositary shall not be under any duty to give notification of defects in such tenders of Notes and shall not incur liabilities for failure to give such notification; (vii) tenders of Notes will not be deemed to have been made until such irregularities have been cured or waived; (viii) any Notes received by the Depositary that are not validly tendered and as to which the irregularities have not been cured or waived will be returned by the Depositary to the tendering Holder, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date; and (ix) the consummation of the Tender Offer is conditioned upon, among other things, the satisfaction of the conditions described under the caption “Conditions of the Tender Offer” in the Offer to Purchase.

Unless otherwise indicated herein under “Special Issuance Instructions,” the undersigned hereby requests that any Notes representing principal amounts not tendered be issued in the name(s) of the undersigned, and checks constituting payments for Notes purchased made in connection with the Tender Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Notes representing principal amounts not tendered and checks constituting payments for Notes to be purchased made in connection with the Tender Offer be delivered to the undersigned at the address(es) shown herein. In the event that the “Special Issuance Instructions” box or the “Special Delivery Instructions” box, or both, are completed, the undersigned hereby requests that any Notes representing principal amounts not tendered be issued in the name(s) of, certificates for such Notes be delivered to, and checks constituting payments for Notes purchased made in connection with the Tender Offer, be issued in the name(s) of and be delivered to, the person(s) at the address(es) so indicated, as applicable.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 2, 4 and 6)

To be completed ONLY if certificates(s) for the Notes not tendered or not purchased, and/or the check for the Purchase Price of the Notes purchased are to be issued in the name of someone other than the undersigned.

☐  Issue check and Certificate(s) to:

Name:
(Please Type or Print)

Address:
(Include Zip Code)

(Employer Identification or

Social Security Number)

(See IRS Form W-9 Included Herewith)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 2, 4 and 6)

To be completed ONLY if certificates(s) for the Notes not tendered or not purchased, and/or the check for the Purchase Price of Notes purchased are to be sent to someone other than the undersigned.

☐  Mail check and Certificate(s) to:

Name:
(Please Type or Print)

Address:
(Include Zip Code)

(Employer Identification or

Social Security Number)

(See IRS Form W-9 Included Herewith)

IMPORTANT

HOLDER(S) SIGN HERE

(SEE INSTRUCTIONS 1 AND 3)

(PLEASE ALSO COMPLETE IRS FORM W-9 CONTAINED HEREIN)

Authorized Signature:

Authorized Signature:
Signature(s) of Holder(s):

Dated:

(Must be signed by registered Holder(s) exactly as name(s) appear(s) on certificate(s) or by person(s) authorized to become registered Holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signed by person(s) to whom the Notes represented hereby have been assigned or transferred as evidenced by endorsement or stock powers transmitted herewith, the signatures must be guaranteed. See Instruction 3. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, officer(s), agent(s), corporation(s) or other person(s) acting in a fiduciary or representative capacity, please provide the following information and see Instruction 3.)

Name(s):
(Please Print)

Capacity (Full Title):

Address:

(Include Zip Code)

(Daytime Telephone Number, including Area Code)

(Employer Identification or Social Security Number)

(See IRS Form W-9 Included Herewith)

SIGNATURE GUARANTEE

(IF REQUIRED-SEE INSTRUCTION 3)

Authorized Signature:

Name:
(Please Print)

Name of Firm:

Address:
(Include Zip Code and Place Seal Here)

Telephone Number, including Area Code:

Dated:	, 2008

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE TENDER OFFER

1. Procedures for Tendering Notes; Withdrawal of Tenders. To tender Notes in the Tender Offer, certificates representing such Notes, together with a properly completed and duly executed copy (or facsimile) of this Letter of Transmittal, and any other documents required by this Letter of Transmittal must be received by the Depositary at the address set forth herein on or prior to the Expiration Date. The method of delivery of this Letter of Transmittal, certificates for Notes and all other required documents to the Depositary is at the election and risk of Holders. If such delivery is to be made by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary on or prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. THIS LETTER OF TRANSMITTAL AND THE NOTES SHOULD BE SENT ONLY TO THE DEPOSITARY, AND NOT TO THE COMPANY, THE DEALER MANAGER, THE INFORMATION AGENT OR THE BOOK-ENTRY TRANSFER FACILITY.

This Letter of Transmittal also is being supplied only for informational purposes to persons who hold Notes in book-entry form through the facilities of DTC. Tender of Notes held through DTC must be made pursuant to the procedures described in the Offer to Purchase under the caption “Procedures for Tendering Notes—Tender of Notes Held Through DTC.”

Except as provided herein for the book-entry procedures, unless Notes being tendered are deposited with the Depositary on or prior to the Expiration Date (accompanied by the appropriate, properly completed and duly executed Letter of Transmittal and any required signature guarantees and other documents required by this Letter of Transmittal, unless validly tendered through ATOP) the Company may, in its sole discretion, reject such tender. Payment for Notes will be made only against deposit of tendered Notes and delivery of all other required documents.

By executing this Letter of Transmittal (or a facsimile thereof) or tendering through ATOP, a tendering Holder waives any right to receive any notice of the acceptance for payment of tendered Notes.

For a full description of the procedures for tendering Notes, see “Procedures for Tendering Notes” in the Offer to Purchase.

Notes validly tendered on or prior to the Expiration Date may be validly withdrawn by following the procedures set forth in the Offer to Purchase at any time on or prior to the Expiration Date, but not thereafter.

Holders who wish to exercise their right of withdrawal with respect to the Tender Offer must give written notice of withdrawal, delivered by mail, hand delivery or manually signed facsimile transmission, or a properly transmitted “Request Message” through ATOP, which notice must be received by the Depositary at its address set forth on the first page of this Letter of Transmittal on or prior to the Expiration Date. In order to be valid, a notice of withdrawal must specify the name of the person who deposited the Notes to be withdrawn (the “Depositor”), the name in which those Notes are registered (or, if tendered by a book-entry transfer, the name of the participant in the Book-Entry Transfer Facility whose name appears on the security position listing as the owner of such Notes), if different from that of the Depositor, the Series of Notes to be withdrawn, and the principal amount of Notes to be withdrawn. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Notes) to the Depositary, the name of the Holder and the certificate number or numbers relating to such Notes withdrawn also must be furnished to the Depositary as aforesaid prior to the physical release of the certificates for the withdrawn Notes (or, in the case of Notes transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited with withdrawn Notes). The notice of withdrawal (other than a notice transmitted through ATOP) must be signed by the Holder in the same manner as this Letter of Transmittal (including, in any case, any required signature guarantee(s)) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has the legal authority to withdraw such tender on behalf of the Holder. Holders may not rescind withdrawals of tendered Notes. However, validly withdrawn Notes at any time on or prior to the Expiration Date may be re-tendered by following the procedures therefor described elsewhere in the Offer to Purchase.

2. Partial Tenders. Tenders of Notes pursuant to the Tender Offer will be accepted only in principal amounts of $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled “Description of the Notes” herein. Unless otherwise indicated, the entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered. If the entire principal amount of all Notes is not tendered, certificates for the principal amount of Notes not tendered will be sent to the Holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 4), promptly after the Notes are accepted for payment.

3. Signatures on this Letter of Transmittal, Bond Powers and Guarantee of Signatures. If this Letter of Transmittal is signed by the Holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID POWER OF ATTORNEY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.

If any Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

If this Letter of Transmittal is signed by the Holder, and the certificates for any principal amount of Notes not tendered for purchase are to be issued (or if a principal amount of Notes that is not tendered for purchase is to be reissued or returned) to the Holder, and checks constituting payments for Notes to be purchased made in connection with the Tender Offer are to be issued to the order of the Holder, then the Holder need not endorse any certificates for tendered Notes nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the Holder), the Holder must either properly endorse the certificates for Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Notes), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.

No signature guarantee is required if: (i) this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered herewith and the payments for Notes to be purchased are to be made, or any Notes for principal amounts not tendered for purchase are to be issued, directly to such registered Holder(s) and neither the “Special Issuance Instructions” box nor the “Special Delivery Instructions” box of this Letter of Transmittal has been completed; or (ii) such Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal accompanying Notes must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates representing Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, agents or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

4. Special Issuance and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name(s) and address(es) to which Notes for principal amounts not tendered or not accepted for payment or checks constituting payments for Notes to be purchased made in connection with the Tender Offer are to be issued or sent, if different from the name(s) and address(es) of the Holder signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not validly tendered or not accepted for payment will be returned to the Holder of the Notes tendered.

5. Transfer Taxes. The Company will pay all transfer taxes, if any, payable on the purchase and transfer of Notes purchased pursuant to the Tender Offer. If, however, Notes not validly tendered are to be registered or issued in the name of, any person other than the registered Holder of the Notes tendered hereby, or if tendered Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Notes to the Company or its order pursuant to the Tender Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons), will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

6. Determination of Validity. All questions as to the validity, form, eligibility (including the time of receipt) and acceptance for payment of any tenders of Notes pursuant to the procedures described in the Offer to Purchase and this Letter of Transmittal and the form and validity of all documents will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Notes determined by it not to be in proper form or the acceptance of or payment for which may be unlawful. The Company also reserves the absolute right to waive, in whole or in part, any of the conditions of the Tender Offer and any defect or irregularity in the tender of any particular Notes. The Company’s interpretations of the terms and conditions of the Tender Offer (including the instructions in this Letter of Transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary, the Information Agent, the Dealer Manager, or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to Holders for failure to give such notification. Tenders of such Notes shall not be deemed to have been made until such irregularities have been cured or waived. Any Notes received by the Depositary that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Depositary to the tendering Holders, unless such Holders have otherwise provided herein, as promptly as practical following the Expiration Date.

7. Mutilated, Lost, Stolen or Destroyed Certificates for Notes. Any Holder of Notes whose certificates for Notes have been mutilated, lost, stolen or destroyed should contact the Depositary for further instruction at the address or telephone number set forth on the first page of this Letter of Transmittal.

8. Requests For Assistance or Additional Copies. Questions relating to the procedure for tendering Notes and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to, and additional information about the Tender Offer may be obtained from Goldman Sachs, the Dealer Manager for the Tender Offer, or to Global Bondholder Services

Corporation, the Information Agent for the Tender Offer, whose addresses and telephone numbers appear on the back cover page of the Offer to Purchase. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal also may be obtained from the Information Agent.

9. Inadequate Space. If the space provided herein is inadequate, the certificate numbers of the Notes and the principal amounts at maturity represented by such Notes should be listed on a separately signed schedule and affixed to this Letter of Transmittal.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF) PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND TIME CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

To prevent backup withholding at a rate of 28% on payments made with respect to the Notes purchased pursuant to the Tender Offer, a Holder is required to provide the Depository with the Holder’s correct taxpayer identification number (“TIN”) on the enclosed Internal Revenue Service (“IRS”) Form W-9 and certify therein that such Holder is not subject to backup withholding, or to otherwise establish an exemption. A Holder that is a foreign person will not be subject to backup withholding provided that such Holder submits to the Depository a properly completed IRS Form W-8BEN (or other applicable form), signed under penalties of perjury, attesting to such Holder’s foreign status. For additional information, each Holder should see the enclosed IRS Form W-9 and the instructions therein or contact such Holder’s independent tax advisor or the IRS.

If a Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such Holder should write “Applied For” in the space for the TIN on the enclosed IRS Form W-9 and sign and date the enclosed form. Such Holder should provide its TIN as soon as it is received. In the event that such Holder fails to provide a TIN to the Depository by the time of payment, the Depository will withhold at a rate of 28% on all payments made with respect to the Notes purchased pursuant to the Tender Offer to such tendering Holder.

Backup withholding is not an additional U.S. federal income tax. Rather, the amount of tax withheld will be allowed as a credit against the U.S. federal income tax liability of persons subject to backup withholding. If backup withholding results in the overpayment of taxes, a refund may be obtained from the IRS, provided that the required information is timely furnished to the IRS. Tendering Holders are urged to consult their own tax advisors to determine if they are exempt from these backup withholding requirements.

Form W-9

(Rev. October 2007)

Department of the Treasury Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give form to the requester. Do not send to the IRS.

Print or type

See Specific instructions on page 2.

Name (as shown on your income tan return)

Business name, if different from above

Check appropriate box: Individual/Sole proprietor Corporation Partnership

Limited liability company. Enter the tax classification (D=disregarded entity. C=corporation, R=partnership)

Other (sea instructions)

Exempt payee

Address (number, street, and apt. or suite no.)

Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Social security number

Or

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Employer identification number

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3. I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here

Signature of U.S. person

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Date

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, • An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity.

Cat. No. 10231X

Form W-9 (Rev. 10-2007)

Form W-9 (Rev. 10-2007)

• The U.S. grantor or other owner of a grantor trust and not the trust, and

The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust,

Foreign person. If you are a foreign person, do not use Form W-9, Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions,

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example, Article 20 of the U.S.- China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States, Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S. -China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding,” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return,

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester.

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details).

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9. Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment,

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Form W-9 (Rev. 10-2007)

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a).

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for

Interest and dividend payments

Broker transactions

Barter exchange transactions and patronage dividends

Payments over $600 required to be reported and direct sales over $5,0001

THEN the payment is exempt for

All exempt payees except for 9

Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Exempt payees 1 through 5

Generally, exempt payees 1 through 72

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

Form W-9 (Rev. 10-2007) Page 4

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account: Give name and SSN of:

1. Individual

The individual

2. Two or more individuals (joint account)

The actual owner of the account or, if combined funds, the first individual on the account1

3. Custodian account of a minor (Uniform Gift to Minors Act)

The minor[illegible]

4. a. The usual revocable savings trust (grantor is also trustee)

The grantor-trustee[illegible]

b. So-called trust account that is not a legal or valid trust under state law

The actual owner1

5. Sole proprietorship or disregarded entity owned by an individual

The owner[illegible]

For this type of account:

Give name and EIN of:

6. Disregarded entity not owned by an individual

The owner

7. A valid trust, estate, or pension trust

Legal entity[illegible]

8. Corporate or LLC electing corporate status on Form 8832

The corporation

9. Association, club, religious, charitable, educational, or other tax-exempt organization

The organization

10. Partnership or multi-member LLC

The partnership

11. A broker or registered nominee

The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments

The public entity

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2 Circle the minor’s name and furnish the minor’s SSN.

3 You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TlN of the personal representative trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

Protect your SSN,

Ensure your employer is protecting your SSN, and

Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).

Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.